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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund and International Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

November [27], 2020

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to certain of the above-listed series (each, a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) and GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as majority shareholder of the International Equity Fund (“IEF”), have approved the appointment of a new sub-adviser, Altrinsic Global Advisors, LLC (“Altrinsic”), to manage a portion of the IEF. Altrinsic has not begun serving as a sub-adviser to the IEF as of the date of this Information Statement. There will be no change to the IEF’s investment objective, principal investment strategies or principal investment risks, but the overall management and advisory fees of the IEF will increase by approximately 0.02% (two basis points) as a result of the appointment of Altrinsic. The new sub-advisory agreement with Altrinsic has been approved in conjunction with the termination of the sub-advisory agreement with Mondrian Investment Partners Ltd. (“Mondrian”). Altrinsic will manage most of the portion of the IEF’s portfolio previously managed by Mondrian.

The Board and GuideStone Financial Resources, as majority shareholder of the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund (collectively, the “Target Date Funds”) and the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Risk Funds”), have approved the appointment of a new sub-adviser, Parametric Portfolio Associates LLC (“Parametric”), to manage portions of each of the Target Date Funds and Target Risk Funds on a temporary basis at the discretion of the Funds’ investment adviser. There will be no changes to any of the Target Date Funds’ or Target Risk Funds’ investment objectives, principal investment strategies or principal investment risks as a result of the appointment of Parametric.

However, the appointment of Parametric would result in an increase to the overall management and advisory fees of a Target Date Fund and/or a Target Risk Fund by approximately 0.01%, but only if assets of a Target Date Fund and/or a Target Risk Fund allocated to Parametric exceed a certain amount of each Fund’s assets.

GuideStone Capital Management, LLC, the investment adviser to the Funds, expects that the appointments of Altrinsic and Parametric will enhance the investment services provided to, and improve the return potential of, the IEF and each Target Date Fund and Target Risk Fund, respectively.

We are not asking you for a proxy, and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund and International Equity Fund

5005 Lyndon B. Johnson Freeway

Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Disclosures/Fund-Literature.

November [27], 2020

This document is an Information Statement for shareholders of the following series (each, a “Fund” and collectively, the “Funds”) of GuideStone Funds (the “Trust”): International Equity Fund (“IEF”); MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund (collectively, the “Target Date Funds”); and Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Risk Funds”). GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Funds and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds’ administration and fund accounting agent and is located at 333 South Wabash Avenue, Chicago, Illinois 60604. This Information Statement will be mailed on or about November [27], 2020, to the shareholders of record of each Fund as of October 30, 2020 (the “Record Date”).

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly owns, controls or holds with power to vote at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires the approval of a majority of the outstanding shares of the Trust. In addition, GuideStone Financial Resources, as of the Record Date, directly or indirectly owned, controlled or held with power to vote a majority of each Fund’s outstanding shares.

As further described herein, the Board of Trustees of the Trust (the “Board” or the “Trustees”) and GuideStone Financial Resources have approved the appointment of Altrinsic Global Advisors, LLC (“Altrinsic”) as a new sub-adviser to the IEF and the resulting increase in the overall management and advisory fees for the IEF. In addition, the Board and GuideStone Financial Resources have approved the appointment of Parametric Portfolio Associates LLC (“Parametric”) as a new sub-adviser to each of the Target Date Funds and the Target Risk Funds. The Parametric appointment would result in an increase in the overall management and advisory fees of a Target Date Fund and/or a Target Risk Fund but only if assets of a Target Date Fund and/or a Target Risk Fund allocated to Parametric exceed a certain amount of each Fund’s assets.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	International Equity Fund: Appointment of Altrinsic Global Advisors, LLC as Sub-Adviser

A.	Overview

On November 12, 2020, the Board voted to approve the selection of a new sub-adviser, Altrinsic, to manage a portion of the IEF. Altrinsic will replace Mondrian Investment Partners Ltd. (“Mondrian”), which has served as one the of the sub-advisers to the IEF. Altrinsic has not begun serving as a sub-adviser to the IEF as of the date of this Information Statement. There will be no changes to the IEF’s investment objectives, principal investment strategies or principal investment risks, and the overall management and advisory fees of the IEF will increase by approximately 0.02% (two basis points) as a result of the appointment of Altrinsic as a sub-adviser to the IEF.

B.	Appointment

At a regular, videoconference meeting held on November 12, 2020, the Board, including the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and unanimously approved the Adviser’s proposal to appoint Altrinsic as a sub-adviser to manage a portion of the IEF portfolio pursuant to a sub-advisory agreement among the Trust, the Adviser and Altrinsic (the “Altrinsic Agreement”). Altrinsic will begin providing sub-advisory services to the IEF on or after [December 17], 2020. In addition to Altrinsic, AQR Capital Management, LLC, Harris Associates L.P., MFS Institutional Advisors, Inc., Parametric and WCM Investment Management, LLC, current sub-advisers to the IEF, will continue to provide sub-advisory services with respect to their allocated portions of the IEF. As a result of the appointment of Altrinsic, the IEF sub-adviser target allocations will be modified. Almost all of the portion of the assets previously allocated to Mondrian will be allocated to Altrinsic.

The Adviser’s recommendation to hire Altrinsic was based on its analysis of the IEF’s investment objective and the structure of the IEF’s sub-adviser composite. The Adviser’s recommendation was intended to benefit the IEF by providing increased downside protection via a core defensive value strategy, which also is expected to complement and diversify the current sub-adviser composite.

C.	Board Considerations

In making its determination to approve Altrinsic’s selection as a sub-adviser to the IEF, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Altrinsic; the composite performance history of the Altrinsic strategy; the fees charged by Altrinsic for its services; and information regarding Altrinsic’s ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes.

The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Altrinsic’s services. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to Altrinsic’s stated fee schedule.

Because this engagement with Altrinsic for sub-advisory services for the IEF would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that Altrinsic did provide an estimate of profitability for providing its services to the IEF, which was primarily based on a pro rata allocation of expenses. The Trustees considered the Adviser’s assessment of Altrinsic’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Altrinsic, believed that Altrinsic was financially sound.

The Board considered the fees to be paid to Altrinsic under the Altrinsic Agreement, as well as the overall fee structure under the Altrinsic Agreement, in light of the nature, extent and quality of the services to be provided. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that the IEF’s overall management and advisory fee would increase by 0.02% (two basis points) to 0.78%, which is one basis point higher than the overall management and advisory fees that were last approved by the majority shareholder. The Board also noted that the IEF, and not the Adviser, would pay fees to Altrinsic directly, and that, as a result, the appointment of Altrinsic would not be expected to affect the Adviser’s profitability with respect to the IEF.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Altrinsic and its affiliates as a result of its arrangements with the IEF. The Board concluded that any potential benefits to be derived by Altrinsic included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Board noted the Adviser’s representation that Altrinsic would be comfortable managing the strategy in accordance with the IEF’s faith-based investment (“FBI”) policy.

While acknowledging that past performance does not indicate future results, the Board considered the historical performance of Altrinsic’s International Equity Strategy (the “Altrinsic Strategy”), the strategy to be used by Altrinsic to manage Altrinsic’s allocated portion of the IEF. The Board also noted that the Altrinsic Strategy outperformed its benchmark index, the MSCI EAFE Index, for the three-, five- and seven-year and analysis periods and underperformed its benchmark for the year-to-date and one-year periods ended September 30, 2020.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Altrinsic would provide investment management services that are appropriate in scope and that the fees to be paid to Altrinsic by the IEF under the Altrinsic Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Altrinsic. In addition, since January 1, 2019, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Altrinsic, any parent or subsidiary of Altrinsic or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Altrinsic. Established in 2000, Altrinsic is a registered investment adviser and focuses solely on international, global and emerging markets equity investment management. Altrinsic provides investment advisory services to corporate pension funds, public pension funds, sovereign wealth funds, privately offered pooled investment vehicles, foundations, endowments, investment companies, sub-advisory clients, high net worth investors and other business entities. As of September 30, 2020, Altrinsic had total firm AUM of approximately $7.4 billion. Altrinsic will use a team approach to manage an assigned portion of the IEF. The team includes John Hock, CFA, Chief Executive Officer and Portfolio Manager, John DeVita, CFA, CPA, Portfolio Manager, and Rich McCormick, CFA, Portfolio Manager. Messrs. Hock, DeVita and McCormick all have more than five years of experience with Altrinsic. More information about Altrinsic is provided in Appendix C.

Comparison of the Management Fees. The overall management and advisory fees paid by the IEF will increase by 0.02% (two basis points), based on a restatement of fees for the current fiscal year, as a result of the appointment of Altrinsic, compared to the overall management and advisory fees paid by the IEF prior to the effective date of the Altrinsic Agreement. The overall management and advisory fees of the IEF will increase by approximately 0.01% (one basis point) from the overall management and advisory fees last approved by shareholders. As such, the appointment of Altrinsic required a shareholder vote, and such shareholder approval was obtained from GuideStone Financial Resources, as the majority shareholder of the IEF. The IEF, and not the Adviser, pays the sub-advisory fees to Altrinsic directly; therefore, the appointment of Altrinsic is not expected to affect the Adviser’s profitability with respect to the IEF.

Prior to the effectiveness of the Altrinsic Agreement, the Institutional Class and Investor Class of the IEF paid overall management and advisory fees of 0.76% of average daily net assets for the fiscal year ended December 31, 2019. For the fiscal year ended December 31, 2019, the actual overall management and advisory fees paid by the IEF to the Adviser and the sub-advisers to the IEF, both as a dollar amount and as a percentage based upon the IEF’s average daily net assets, were $4,015,656 (0.33%) and $5,280,680 (0.43%), respectively. Upon the appointment of Altrinsic, the Institutional Class and Investor Class of the IEF will pay overall management and advisory fees of approximately 0.78% of the IEF’s average daily net assets. This increase reflects the fees payable to Altrinsic, as well as fees paid to the IEF’s existing sub-advisers under the services of their respective sub-advisory agreements with the Trust and the Adviser. If the new overall management and advisory fees had been in effect for the fiscal year ended December 31, 2019, the IEF would have paid $9,478,394 in overall management and advisory fees or a 1.96% increase in the overall management and advisory fees actually paid that year. The actual amount of the overall management and advisory fees paid by the IEF will vary, depending on the allocation of the IEF’s assets to its sub-advisers.

The following tables show the IEF’s annual expenses (1) based on actual expenses incurred during the IEF’s fiscal year ended December 31, 2019; and (2) on a pro forma basis as if the Altrinsic Agreement had been in effect during 2019. The pro forma expenses should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown as follows.

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee

Management fee	0.76%	0.78%	0.76%	0.78%
Other expenses	0.12%	0.12%	0.40%	0.40%
Dividend or interest expense on short sales	0.19%	0.19%	0.19%	0.19%
Acquired fund fees and expenses	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.08%	1.10%	1.36%	1.38%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class
	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 110	$ 112	$ 138	$ 140
3 Years	$ 343	$ 350	$ 431	$ 437
5 Years	$ 595	$ 606	$ 745	$ 755
10 Years	$1,317	$1,340	$1,635	$1,657

Description of the Altrinsic Agreement. The Altrinsic Agreement will become effective on or after [December 1], 2020, and Altrinsic will begin providing services to the IEF on or after [December 17], 2020. This description of the Altrinsic Agreement is qualified in its entirety by the Altrinsic Agreement, which is included in Appendix D. The terms of the Altrinsic Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the IEF’s other sub-advisers, except as to: (1) the effective date; (2) the sub-advisory fee schedule; and (3) certain provision changes regarding compensation and compliance reporting requirements.

The Altrinsic Agreement will continue in effect for an initial term of two years. Thereafter, the Altrinsic Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the IEF, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Altrinsic Agreement, Altrinsic will manage the assets of the IEF that are allocated to Altrinsic by the Adviser. Altrinsic has discretion pursuant to the Altrinsic Agreement to purchase and sell securities for its allocated segment of the IEF’s assets in accordance with the IEF’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to Altrinsic. Although Altrinsic is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Altrinsic Agreement recognizes that Altrinsic may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Altrinsic Agreement also provides that Altrinsic will: (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Altrinsic effects on behalf of the IEF and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the IEF’s performance with respect to Altrinsic’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that Altrinsic normally makes available to its institutional investors or other customers.

The Altrinsic Agreement does not protect Altrinsic against liability to the IEF or the IEF’s shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Altrinsic Agreement. The Altrinsic Agreement will terminate automatically with respect to the IEF upon assignment or upon the termination of the IEF’s Advisory Agreement with the Adviser. The Altrinsic Agreement may be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of the IEF, on sixty (60) days’ written notice to Altrinsic; (2) by the Adviser, immediately upon written notice to Altrinsic; and (3) by Altrinsic on ninety (90) days’ written notice to the IEF and the Adviser.

Further Information. More information about Altrinsic is included in Appendix C. The above information on the Altrinsic Agreement is only a summary and is qualified in its entirety by reference to the text of the Altrinsic Agreement, which is included in its entirety in Appendix D. Copies of the Altrinsic Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to the U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

II.	Target Date Funds and Target Risk Funds: Appointment of Parametric Portfolio Associates LLC as Sub-Adviser

A.	Overview

On November 12, 2020, the Board voted to approve the selection of a new sub-adviser, Parametric, to manage portions of each Target Date Fund’s and Targets Risk Fund’s portfolios on an as needed basis in consultation with the Adviser to employ “completion portfolios.” Parametric has not begun serving as a sub-adviser to the Target Date Funds or the Target Risk Funds as of the date of this Information Statement.

There will be no changes to any of the Target Date Funds’ or Target Risk Funds’ investment objectives, principal investment strategies or principal investment risks as a result of the appointment of Parametric as a sub-adviser to the Funds. If Target Date Fund and/or Target Risk Fund assets allocated to Parametric by the Adviser, as a result of the appointment, exceed a certain amount of a Fund’s assets, the overall management and advisory fees of a Target Date Fund and/or a Target Risk Fund may increase by approximately 0.01% (one basis point).

B.	Appointment

At a regular, videoconference meeting held on November 12, 2020, the Board, including the Independent Trustees, considered and unanimously approved the Adviser’s proposal to appoint Parametric as a sub-adviser to manage portions of each Target Date Fund’s and Target Risk Fund’s portfolios on an as needed, temporary basis for risk management purposes (a “completion portfolio”) pursuant to a sub-advisory agreement among the Trust, the Adviser and Parametric (the “Parametric Agreement”). In addition to Parametric, the Adviser will continue to provide advisory services with respect to the Target Date Funds and Target Risk Funds and allocate portions of those Funds to the underlying funds based on the glide path or asset class allocation targets, respectively, except that a portion of a Fund’s portfolio may be re-allocated to Parametric when a completion portfolio is being deployed. (A completion portfolio is a temporary investment portfolio designed to ensure that a Fund maintains its desired overall risk exposure.)

The Adviser’s recommendation to hire Parametric was based on its analysis of the Target Date Funds’ and Target Risk Funds’ investment objectives and risk profiles. The Adviser’s recommendation is intended to benefit the Target Date Funds and Target Risk Funds by providing the Adviser with an additional tool to manage the risk profiles of these Funds through the utilization of a completion portfolio when markets move in an unexpected manner or other factors skew a Fund’s risk profile from its target alignment.

C.	Board Considerations

In making its determination to approve Parametric’s selection as a sub-adviser to each of the Target Date Funds and the Target Risk Funds, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by Parametric under the Parametric Agreement; the fees charged by Parametric for its completion portfolio services; and information regarding Parametric’s ownership structure, investment management experience, personnel, clients, AUM, legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend Parametric’s completion portfolio services on behalf of the Target Date Funds and the Target Risk Funds. The Board considered that the Adviser believed Parametric’s stated fee schedule for such services to be competitive.

The Board considered the profitability information provided by Parametric for its completion portfolio services currently provided to other series of the Trust. The Trustees also considered the Adviser’s assessment of Parametric’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by Parametric, believed that Parametric was financially sound.

The Board considered the fees to be paid to Parametric under the Parametric Agreement, as well as the overall fee structure under the Parametric Agreement, in light of the nature, extent and quality of the services to be provided. Further, the Board considered that the Target Date Funds and the Target Risk Funds would pay Parametric a fee for completion portfolio services only when a completion portfolio is utilized by a Fund. The Board also considered the fees charged by other investment advisers that offer similar services. The Board noted that a Target Date Fund’s and/or a Target Risk Fund’s overall management and advisory fees may increase by approximately 0.01% (one basis point) to 0.11%, which is one basis point higher than the overall management and advisory fees that were last approved by the majority shareholder. However, the Board noted that a completion portfolio solution would be implemented on a limited basis and that the total annual operating expenses of a Target Risk Fund and/or a Target Date Fund may actually decrease for certain Funds as a result of the implementation of a completion portfolio, which would be the result of a decrease in a Fund’s acquired fund fees and expenses.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Parametric and its affiliates as a result of its arrangements with the Target Date Funds and the Target Risk Funds. The Board concluded that any potential benefits to be derived by Parametric included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.

The Board observed that the purpose of the Parametric completion portfolio engagement is to provide the Adviser with additional flexibility to manage the Target Date Funds’ and the Target Risk Funds’ risk/return profiles. The Adviser informed the Board that it has a positive working relationship with Parametric, noting that Parametric currently serves as sub-adviser to the Trust’s Overlay Program, the Defensive Market Strategies Fund and the Strategic Alternatives Fund, as well as provides the completion portfolio program to various other funds in the Trust. The Board considered the Adviser’s representation that Parametric would be comfortable implementing completion portfolios in accordance with the Target Date Funds’ and the Target Risk Funds’ FBI policy.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that Parametric would provide completion portfolio services that are appropriate in scope and that the fees to be paid to Parametric by the Target Date Funds and the Target Risk Funds under the Parametric Agreement would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

    No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Parametric. In addition, since January 1, 2019, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or a material proposed transaction to which Parametric, any parent or subsidiary of Parametric or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding Parametric. Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, exchange-traded funds, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of September 30, 2020, Parametric had total firm AUM of approximately $316.3 billion. Parametric uses a team approach to manage assets. For the Target Date Funds and the Target Risk Funds, the team includes Paul Bouchey, CFA, Global Head of Research, Richard Fong, CFA, Senior Portfolio Manager, Justin Henne, CFA, Managing Director – Customized Equity Exposure, and Thomas Seto, Head of Investment Management. Messrs. Bouchey, Fong, Henne and Seto all have more than five years of experience with Parametric. More information about Parametric is provided in Appendix E.

Comparison of the Management Fees. As a result of the appointment of Parametric, the overall management and advisory fees paid by a Target Date Fund and/or a Target Risk Fund may increase by 0.01% (one basis point) to 0.11%, based upon the allocation of a Fund’s assets to a completion portfolio and the restatement of fees, as a result of the allocation, for the current fiscal year compared to the overall management and advisory fees paid by a Target Date Fund and/or a Target Risk Fund prior to the effective date of the Parametric Agreement. The overall management and advisory fees for the Target Date Funds and the Target Risk Funds may increase by 0.01% (one basis point), depending upon the allocation of a Fund’s assets to a completion portfolio, from the overall management and advisory fees last approved by shareholders. As such, the appointment of Parametric required a shareholder vote, and such shareholder approval was obtained from GuideStone Financial Resources, as the majority shareholder of each of the Target Date Funds and Target Risk Funds.

Prior to the effectiveness of the Parametric Agreement, the Institutional Class and Investor Class of the Target Date Funds and the Target Risk Funds paid overall management and advisory fees of 0.10% of average daily net assets for the fiscal year ended December 31, 2019. For the fiscal year ended December 31, 2019, the actual overall management and advisory fees paid by the Target Date Funds and the Target Risk Funds to the Adviser, as a dollar amount based on each Target Date Fund’s and Target Risk Fund’s average daily net assets are shown in the following table:

Target Date Fund	Overall Management and Advisory Fee (fiscal year end 2019)	Target Risk Fund	Overall Management and Advisory Fee (fiscal year end 2019)
MyDestination 2015	$643,375	Conservative Allocation	$514,103
MyDestination 2025	$1,286,951	Balanced Allocation	$1,557,451
MyDestination 2035	$811,586	Growth Allocation	$1,191,220
MyDestination 2045	$611,727	Aggressive Allocation	$1,015,377
MyDestination 2055	$183,330

Upon the appointment of Parametric, the Institutional Class and Investor Class of a Target Date Fund and/or a Target Risk Fund may pay overall management and advisory fees of approximately 0.11% of each Fund’s average daily net assets, depending upon the allocation of each Fund’s assets to Parametric for a completion portfolio. This increase reflects the fees payable to Parametric. If the new overall management and advisory fees had been in effect for the fiscal year ended December 31, 2019, the Target Date Funds and Target Risk Funds would have paid the following in overall management and advisory fees:

Target Date Fund	Overall Management and Advisory Fee with Fee Increase	Target Risk Fund	Overall Management and Advisory Fee with Fee Increase
MyDestination 2015	$ 707,719	Conservative Allocation	$ 565,519
MyDestination 2025	$1,415,660	Balanced Allocation	$1,713,213
MyDestination 2035	$ 892,753	Growth Allocation	$1,310,355
MyDestination 2045	$ 672,906	Aggressive Allocation	$1,116,925
MyDestination 2055	$ 201,665

The new fee represents a 10% increase in each Fund’s overall management and advisory fees actually paid that year. The actual amount of the overall management and advisory fees paid by a Target Date Fund and a Target Risk Fund will vary, depending on the allocation of each Fund’s assets to a completion portfolio.

The following tables show each Target Date Fund’s and Target Risk Fund’s annual expenses (1) based on actual expenses incurred during the Funds’ fiscal year ended December 31, 2019; and (2) on a pro forma basis as if the Parametric Agreement had been in effect during 2019. The pro forma expenses should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown as follows.

MyDestination 2015 Fund

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.10%	0.11%	0.10%	0.11%
Other expenses	0.03%	0.03%	0.28%	0.28%
Acquired fund fees and expenses	0.44%	0.44%	0.44%	0.44%
Total annual Fund operating expenses	0.57%	0.58%	0.82%	0.83%
Fee waiver(1)	(0.07)%	(0.08)%	(0.07)%	(0.08)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.50%	0.75%	0.75%

(1) The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 0.50% for the Institutional Class and 0.75% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2021. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example shows the impact of fee waivers or repayments only for the first year and is calculated assuming total annual Fund operating expenses, prior to waivers or repayments, for all other years. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 51	$ 51	$ 77	$ 77
3 Years	$176	$178	$ 255	$ 257
5 Years	$311	$316	$ 448	$ 453
10 Years	$707	$718	$1,007	$1,018

MyDestination 2025 Fund

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.10%	0.11%	0.10%	0.11%
Other expenses	0.02%	0.02%	0.27%	0.27%
Acquired fund fees and expenses	0.41%	0.41%	0.41%	0.41%
Total annual Fund operating expenses	0.53%	0.54%	0.78%	0.79%
Fee waiver(1)	(0.03)%	(0.04)%	(0.03)%	(0.04)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.50%	0.75%	0.75%

(1) The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 0.50% for the Institutional Class and 0.75% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2021. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example shows the impact of fee waivers or repayments only for the first year and is calculated assuming total annual Fund operating expenses, prior to waivers or repayments, for all other years. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 51	$ 51	$ 77	$ 77
3 Years	$167	$169	$246	$248
5 Years	$293	$298	$430	$435
10 Years	$662	$673	$963	$974

MyDestination 2035 Fund

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.10%	0.11%	0.10%	0.11%
Other expenses	0.03%	0.03%	0.29%	0.29%
Acquired fund fees and expenses	0.35%	0.35%	0.35%	0.35%
Total annual Fund operating expenses	0.48%	0.49%	0.74%	0.75%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 49	$ 50	$ 76	$ 77
3 Years	$154	$157	$237	$240
5 Years	$269	$274	$411	$417
10 Years	$604	$616	$918	$930

MyDestination 2045 Fund

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.10%	0.11%	0.10%	0.11%
Other expenses	0.03%	0.03%	0.31%	0.31%
Acquired fund fees and expenses	0.34%	0.34%	0.34%	0.34%
Total annual Fund operating expenses	0.47%	0.48%	0.75%	0.76%
Fee waiver(1)	-	-	-	(0.01)%
Total annual Fund operating expenses (after fee waiver)	0.47%	0.48%	0.75%	0.75%

(1) The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 0.50% for the Institutional Class and 0.75% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2021. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 48	$ 49	$ 77	$ 77
3 Years	$151	$154	$240	$242
5 Years	$263	$269	$417	$421
10 Years	$591	$604	$930	$941

MyDestination 2055 Fund

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.10%	0.11%	0.10%	0.11%
Other expenses	0.10%	0.10%	0.34%	0.34%
Acquired fund fees and expenses	0.33%	0.33%	0.33%	0.33%
Total annual Fund operating expenses	0.53%	0.54%	0.77%	0.78%
Fee waiver(1)	(0.03)%	(0.04)%	(0.02)%	(0.03)%
Total annual Fund operating expenses (after fee waiver)	0.50%	0.50%	0.75%	0.75%

(1) The Adviser has agreed to pay, waive or assume expenses to the extent needed to limit total annual operating expenses (excluding extraordinary expenses) to 0.50% for the Institutional Class and 0.75% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2021. If expenses fall below the levels noted above within three years from the date on which the Adviser made such payment, waiver or assumption, the Fund may reimburse the Adviser so long as the reimbursement does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were paid, waived or assumed; or (ii) the reimbursement would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Trustees of GuideStone Funds.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example shows the impact of fee waivers or repayments only for the first year and is calculated assuming total annual Fund operating expenses, prior to waivers or repayments, for all other years. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 51	$ 51	$ 77	$ 77
3 Years	$167	$169	$244	$246
5 Years	$293	$298	$426	$430
10 Years	$662	$673	$952	$963

Conservative Allocation Fund

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.10%	0.11%	0.10%	0.11%
Other expenses	0.03%	0.03%	0.29%	0.29%
Acquired fund fees and expenses	0.53%	0.53%	0.53%	0.53%
Total annual Fund operating expenses	0.66%	0.67%	0.92%	0.93%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 67	$ 68	$ 94	$ 95
3 Years	$211	$214	$ 293	$ 296
5 Years	$368	$373	$ 509	$ 515
10 Years	$822	$835	$1,131	$1,143

Balanced Allocation Fund

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.10%	0.11%	0.10%	0.11%
Other expenses	0.02%	0.02%	0.28%	0.28%
Acquired fund fees and expenses	0.65%	0.65%	0.65%	0.65%
Total annual Fund operating expenses	0.77%	0.78%	1.03%	1.04%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 79	$ 80	$ 105	$ 106
3 Years	$246	$249	$ 328	$ 331
5 Years	$428	$433	$ 569	$ 574
10 Years	$954	$966	$1,259	$1,274

Growth Allocation Fund

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.10%	0.11%	0.10%	0.11%
Other expenses	0.02%	0.02%	0.28%	0.28%
Acquired fund fees and expenses	0.76%	0.76%	0.76%	0.76%
Total annual Fund operating expenses	0.88%	0.89%	1.14%	1.15%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 90	$ 91	$ 116	$ 117
3 Years	$ 281	$ 284	$ 362	$ 365
5 Years	$ 488	$ 493	$ 628	$ 633
10 Years	$1,084	$1,096	$1,386	$1,398

Aggressive Allocation Fund

Comparison of Fees and Expenses

As of December 31, 2019

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional		Investor

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
Management fee	0.10%	0.11%	0.10%	0.11%
Other expenses	0.02%	0.02%	0.28%	0.28%
Acquired fund fees and expenses	0.84%	0.84%	0.84%	0.84%
Total annual Fund operating expenses	0.96%	0.97%	1.22%	1.23%

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Institutional Class		Investor Class

	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee	Actual with Current Advisory Fee	Pro Forma with Proposed Advisory Fee
1 Year	$ 98	$ 99	$ 124	$ 125
3 Years	$ 306	$ 309	$ 387	$ 390
5 Years	$ 531	$ 536	$ 670	$ 676
10 Years	$1,178	$1,190	$1,477	$1,489

Description of the Parametric Agreement. The Parametric Agreement became effective on November [18], 2020, and Parametric will be available to provide services to the Target Date Funds and the Target Risk Funds on that date, as long as Fund assets allocated to Parametric do not cause overall management and advisory fees of any of these Funds to increase. This description of the Parametric Agreement is qualified in its entirety by the form of the Parametric Agreement, which is included in Appendix F. The terms of the Parametric Agreement are substantially the same as the investment sub-advisory agreements among the Trust, the Adviser and the Trust’s other sub-advisers, except as to: (1) the effective date; and (2) the sub-advisory fee schedule.

The Parametric Agreement will continue in effect for an initial term of two years. Thereafter, the Parametric Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of each of the outstanding shares of the Target Date Funds and the Target Risk Funds, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Parametric Agreement, Parametric will manage the assets of the Target Date Funds and the Target Risk Funds that are allocated to Parametric by the Adviser. Parametric has discretion pursuant to the Parametric Agreement to purchase and sell securities for its allocated segments of each Target Date Fund’s and the Target Risk Fund’s assets in accordance with each Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to Parametric. Although Parametric is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Parametric Agreement recognizes that Parametric may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Parametric Agreement also provides that Parametric will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions Parametric effects on behalf of each of the Target Date Funds and the Target Risk Funds and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Target Date Funds’ and the Target Risk Funds’ performance with respect to Parametric’s investments on their behalf and make available to the Board and the Adviser any economic, statistical and investment services that Parametric normally makes available to its institutional investors or other customers.

The Parametric Agreement does not protect Parametric against liability to the Target Date Funds and the Target Risk Funds or their shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations under the Parametric Agreement, whether express or implied. The Parametric Agreement will terminate automatically with respect to the Target Date Funds and the Target Risk Funds upon assignment or upon the termination of a Target Date Fund’s and/or a Target Risk Fund’s Advisory Agreement with the Adviser. The Parametric Agreement may also be terminated without penalty at any time by: (1) the Board, or by vote of a majority of the outstanding voting securities of a Target Date Fund and/or a Target Risk Fund, on sixty (60) days’ written notice to Parametric; (2) by the Adviser, immediately upon written notice to Parametric; and (3) by Parametric on ninety (90) days’ written notice to a Target Date Fund and/or a Target Risk Fund and the Adviser.

Further Information. More information about Parametric is included in Appendix E. The above information on the Parametric Agreement is only a summary and is qualified in its entirety by reference to the text of the Parametric Agreement, which is included in its entirety in Appendix F. Copies of the Parametric Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

III.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund’s sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Fund’s sub-advisers. For the fiscal year ended December 31, 2019, neither the IEF, the Target Date Funds nor the Target Risk Funds engaged in any affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the Materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1- 888-473- 8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Matthew A. Wolfe
Chief Compliance Officer, Chief Legal Officer and
Secretary of the Trust

November [27], 2020

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF OCTOBER 30, 2020

Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	15,054,115.596	46,691,853.225
MyDestination 2025 Fund	38,530,129.766	96,170,922.885
MyDestination 2035 Fund	32,044,351.009	65,245,719.525
MyDestination 2045 Fund	28,494,087.822	48,412,984.010
MyDestination 2055 Fund	8,079,279.205	11,687,442.714
Conservative Allocation Fund	11,122,449.552	33,210,611.715
Balanced Allocation Fund	33,493,546.369	90,647,720.384
Growth Allocation Fund	29,262,837.159	66,968,405.951
Aggressive Allocation Fund	21,395,261.348	62,536,733.032
International Equity Fund	70,402,003.022	23,487,733.871

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of October 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	28,041,920.842	60%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	14,216,476.252	30%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	61,404,558.105	64%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	28,952,899.577	30%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	42,545,479.108	65%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,914,293.220	31%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	31,664,069.534	65%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	15,081,171.284	31%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	7,062,691.335	60%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,181,862.116	36%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	18,384,648.451	55%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	8,556,771.200	26%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	62,273,513.579	69%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	19,383,537.967	21%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of October 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	44,741,838.118	67%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	18,106,573.203	27%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	47,587,363.816	76%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	12,226,303.884	20%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 819109 Dallas, TX 75381-9109	13,654,150.752	58%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	5,046,021.806	21%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	14,140,250.235	94%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	34,717,762.952	90%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	28,567,121.810	89%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	25,440,767.146	89%
MyDestination 2045 Fund Institutional Class	TIAA FSB Cust TTEE (FBO) Retirement Plans for which TIAA Acts as a Recordkeeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis, MO 63102-2733	1,798,410.973	6%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	7,205,245.759	89%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	9,495,557.885	85%
Conservative Allocation Fund Institutional Class	TIAA FSB Cust TTEE (FBO) Retirement Plans for which TIAA Acts as a Recordkeeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis, MO 63102-2733	662,228.355	6%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of October 30, 2020 (Percentage of shares owned rounded to the nearest whole percentage)
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	26,784,418.033	80%
Balanced Allocation Fund Institutional Class	TIAA FSB Cust TTEE (FBO) Retirement Plans for which TIAA Acts as a Recordkeeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis, MO 63102-2733	3,860,520.252	12%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	26,906,946.260	92%
Growth Allocation Fund Institutional Class	TIAA FSB Cust TTEE (FBO) Retirement Plans for which TIAA Acts as a Recordkeeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis, MO 63102-2733	1,537,596.645	5%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	17,943,866.582	84%
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Variable Benefit Plan PO Box 819109 Dallas, TX 75381-9109	1,448,551.876	7%
Aggressive Allocation Fund Institutional Class	TIAA FSB Cust TTEE (FBO) Retirement Plans for which TIAA Acts as a Recordkeeper Attn: Trust Operations 211 North Broadway Suite 1000 St Louis, MO 63102-2733	1,399,231.139	7%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 819109 Dallas, TX 75381-9109	23,294,623.360	33%
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 819109 Dallas, TX 75381-9109	19,267,746.205	27%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 819109 Dallas, TX 75381-9109	14,390,403.694	20%
International Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 819109 Dallas, TX 75381-9109	4,871,289.937	7%

APPENDIX C

MORE INFORMATION ABOUT ALTRINSIC GLOBAL ADVISORS, LLC

Altrinsic Global Advisors, LLC (“Altrinsic”), with principal offices at 8 Sound Shore Drive, Greenwich, Connecticut 06830, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Altrinsic is majority employee-owned, with 13 partners comprising 88% of its ownership. As of September 30, 2020, Altrinsic had approximately $7.4 billion in assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of Altrinsic:

Name	Position(s) with Altrinsic/Principal Occupations
John Hock	Chief Executive Officer
Deborah Judd	Chief Operating Officer
Robert Vegliante	General Counsel, Chief Compliance Officer
Gregory Rogers	Director

The business address of each person listed above is the same as the address for Altrinsic.

Altrinsic does not serve as investment adviser or sub-adviser to any registered investment companies which employ a strategy similar to that proposed for the International Equity Fund.

C-1

APPENDIX D

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas (“Adviser”), and ALTRINSIC GLOBAL ADVISORS, LLC, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (“Board”), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.         Appointment. The Adviser and the Trust hereby appoint the Sub-Adviser as a discretionary investment manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.         Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.         Duties as Sub-Adviser.

(a)       Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice.

The Trust will deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents, including derivative trading agreements, required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the 1940 Act, the Registration Statement, and all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)       In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective as soon as reasonably practicable after such changes have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)       The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers, directly or indirectly through a commission sharing arrangement, in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(d)         Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will upon request provide the Adviser with a written list of its affiliated persons, indicating which of those affiliated persons are brokers, dealers, futures commission merchants, and/or banks, and will update such list from time to time, as necessary. To enable the Sub-Adviser to comply with this paragraph, the Adviser agrees that it will, upon request, provide the Sub-Adviser with a written list of the Trust’s affiliated persons (excluding the Fund’s sub-advisers) and principal underwriter, and their respective affiliated persons, and will update such list from time to time as necessary.

(e)       In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)       The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. Notwithstanding the foregoing, the Sub-Adviser shall be able to retain copies of such records to the extent necessary to comply with the Sub-Adviser’s recordkeeping policies or regulatory obligations. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with Section 14 hereof unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(g)       All transactions for the Fund Account will be consummated by delivery of assets to or from the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Custodian and, upon request, confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser; provided, that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)       The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule B attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)       In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will upon reasonable request provide reasonable assistance to the Administrator and/or the Fund in determining the fair valuation of portfolio securities held in the Fund Account. Upon request of the Adviser or the Administrator, the Sub-Adviser will provide reasonable assistance to the Adviser with respect to the valuation of any portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price assigned to any security or other investment in the Fund Account that is not readily ascertainable may not accurately reflect the fair value thereof. In those circumstances, approved fair valuation methodology may be utilized by the Sub-Adviser to establish a price, at which time a fair valuation recommendation would be provided to the Adviser. The Sub-Adviser will maintain records with respect to securities fair valuation information provided hereunder and shall provide such information to the Adviser upon request. Notwithstanding the foregoing, the Adviser and the Trust hereby acknowledge that the Sub-Adviser is not the pricing agent for the Fund and therefore not responsible for valuing the Fund’s securities for purposes of calculating the Fund’s net asset value.

(j)       The Sub-Adviser shall provide reasonable assistance as reasonably requested in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis and in a form mutually agreeable to the parties. The Sub-Adviser’s (or its affiliate’s) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(k)       As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to, upon the reasonable request of the Trust and with reasonable prior notice: (i) provide periodic certifications relating to the Sub-Adviser’s provision of portfolio management services hereunder, including that: (A) the Sub-Adviser is in compliance with all applicable “Federal Securities Laws,” as defined in Rule 38a-l under the 1940 Act; (B) the Sub-Adviser’s policies and procedures are reasonably designed to prevent violation of the Federal Securities Laws by the Sub-Adviser and its supervised persons; and (C) the Sub-Adviser has reviewed, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation; and (ii) reasonably cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Adviser’s compliance controls. Upon request and reasonable prior notice, the Trust’s chief compliance officer shall have direct access to the Sub-Adviser’s chief compliance officer and compliance personnel, and the Sub-Adviser shall provide the Trust’s chief compliance officer with periodic reports and special reports in the event of compliance problems.

(l)       The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person.

To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(l), it will provide the Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund.

(m)       The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall make reasonable efforts to provide the Trust and the Adviser with any proof of claim it receives regarding class action claims or any other actions or proceedings in which the Fund may be entitled to participate involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent reasonably necessary for the Trust or the Adviser to pursue and/or participate in any such action. If the Trust or the Adviser identifies a security held or previously held by the Fund Account to the Sub-Adviser, the Sub-Adviser shall, to the extent commercially reasonable and legally permissible, inform the Trust and the Adviser if the Sub-Adviser has determined to participate or opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) related to that security.

4.         Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the applicable requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), applicable to regulated investment companies; (iii) the CEA and the rules and regulations adopted thereunder; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.         Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser shall, in accordance with its proxy voting policies and procedures, have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Adviser’s obligations under Rule 206(4)-6 under the Advisers Act. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent, for which the Sub-Adviser will remain liable) all relevant proxy solicitation materials. The Sub-Adviser will, upon request, report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser as soon as reasonably practicable: (i) any material update of such policies and procedures; and (ii) such other information that the Sub-Adviser maintains in the ordinary course of business as is necessary to assist the Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.         Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased or sold for the Fund. The Fund shall be responsible for its expenses.

7.         Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.         Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.         Indemnification.

(a)       The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(b)       The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(c)       The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(d)       The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the Trust’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

(e)       The indemnification in this Section 9 shall survive the termination of this Agreement.

10.       Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)       The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)       The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act of 1933, as amended.

(c)       The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)       The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(e)       The Trust will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

11.       Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)       The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)       The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory agency or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will promptly notify the Sub-Adviser if any representation it has made under this Agreement becomes materially untrue.

12.       Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)       The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any material breach of this Agreement, if any representation under this Agreement becomes materially untrue or the occurrence of any event that the Sub-Adviser reasonably determines could have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement, or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by law, the Sub-Adviser will also promptly notify the Trust and the Adviser if it is served or otherwise receives notice of any material action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund that the Sub-Adviser reasonably believes would have a material effect on the Sub-Adviser’s ability to perform the services contemplated under this Agreement. The Sub-Adviser further agrees to, upon request, review any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund and notify the Adviser or the Trust promptly if it becomes aware that any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)       The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of Federal Securities Laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator.

(c)       The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Upon request, and within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board and the Adviser in writing any material amendments to its code of ethics; (iv) promptly furnish all pertinent information regarding any material violation of the Sub-Adviser’s code of ethics by: (A) its directors, officers and partners; or (B) any person who has access to nonpublic information regarding: (I) the Fund’s purchase or sale of securities; (II) the portfolio holdings of the Fund; or (III) securities recommendations to the Fund; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)       The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually.

(e)       The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partner(s) or managing member, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account , in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than as soon as reasonably practicable after such change. The Sub-Adviser agrees that it may bear all reasonable expenses of the Trust and Adviser, if any, arising out of the Sub-Adviser’s failure to notify the Trust and the Adviser as set forth herein.

(f)       The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request endeavor to provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance.

(g)       The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)       The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, with such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)       The Sub-Adviser agrees to promptly notify the Adviser of trade errors made by the Sub-Adviser in connection with its management of the Fund Account.

(j)       The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund and the Adviser with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)       The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Adviser determines has had a material impact on its operations and that requires the Sub-Adviser to implement any procedures under such plan.

(l)       The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and, in the event the Sub-Adviser becomes aware of any network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a “Cybersecurity Breach”), the Sub-Adviser will promptly take appropriate steps to contain or mitigate the Cybersecurity Breach, and will, without unreasonable delay, notify the Adviser and the Fund, unless such notification is prohibited by law enforcement or the Sub-Adviser’s regulator(s).

13.       Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.       Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information. The provisions of this Section 14 shall survive any termination of this Agreement.

15.       Duration and Termination.

(a)       Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)       This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

(c)       This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)       This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement by the Sub-Adviser.

(e)       This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

16.       Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

17.       Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub-Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.       Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.       Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.       Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited to, Registration Statements, Fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

21.       No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.       Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the Federal Securities Laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.       Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn:      Melanie Childers, Vice President – Fund Operations

Email:    melanie.childers@guidestone.org

All notices provided to the Sub-Adviser will be sent to:

Altrinsic Global Advisors, LLC

8 Sound Shore Drive

Greenwich, Connecticut 06830-7242

Attn: Robert Vegliante, General Counsel and Chief Compliance Officer

Email: bvegliante@altrinsic.com

With a copy to: Anthony Mastri, Senior Compliance Officer

Email: amastri@altrinsic.com

[rest of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of [December 1], 2020.1

GUIDESTONE FUNDS, on behalf of the series of the Trust listed on
Schedule A

By:____________________________________

Name:	John R. Jones
Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:____________________________________

Name:	David S. Spika
Title:	President

ALTRINSIC GLOBAL ADVISORS, LLC

By: _________________________________

Name:	_______________________________

Title:	_______________________________

1 Original Agreement dated [December 1], 2020.

APPENDIX E

MORE INFORMATION ABOUT PARAMETRIC PORTFOLIO ASSOCIATES LLC

Parametric Portfolio Associates LLC (“Parametric”), with principal offices at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, is a registered investment adviser with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Parametric is an indirect, wholly owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019. As of September 30, 2020, Parametric had approximately $316.3 billion of assets under management.

Listed below are the names, addresses and principal occupations for the directors and principal executive officers of Parametric:

Name	Principal Occupations
Brian Langstraat	Chief Executive Officer
Randall Hegarty	Chief Compliance Officer
Tom Lee	Chief Investment Officer - Equities and Derivative
Jim Evans	Chief Investment Officer - Fixed Income
Ranjit Kapila	Chief Technology Officer and Head of Operations

The business address of each person listed above is the same as the address for Parametric.

Parametric does not serve as investment adviser or sub-adviser to any registered investment companies which employ a strategy similar to that proposed for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund.

E-1

APPENDIX F

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware statutory trust (“Trust”), GUIDESTONE CAPITAL MANAGEMENT, LLC, a limited liability company organized under the laws of the State of Texas (“Adviser”), and PARAMETRIC PORTFOLIO ASSOCIATES LLC, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, under the Advisory Agreement, the Adviser has agreed to provide investment advisory services to the Trust; and

WHEREAS, under the Advisory Agreement, subject to the approval of the Board of Trustees of the Trust (“Board”), the Adviser is authorized to retain one or more investment sub-advisers to provide investment advisory services to one or more series of the Trust; and

WHEREAS, pursuant to a prior agreement among the parties hereto effective December 19, 2019, as amended, (the “Prior Agreement”), the Adviser has retained the Sub-Adviser to furnish investment advisory services on behalf of the series of the Trust listed on Schedule A; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services on behalf of the series of the Trust listed on Schedule A, as such Schedule A may be amended from time to time (such series being collectively referred to herein as the “Fund,” with any reference herein to the Fund pertaining to such series of the Trust as the context requires), in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)      Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice.

The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the 1940 Act, the Registration Statement, and all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)      In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective upon receipt by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)      The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers and dealers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934 (“1934 Act”), the Sub-Adviser may, in its discretion, use brokers and dealers (including brokers and dealers that may be affiliated persons of the Sub-Adviser to the extent permitted herein) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers and dealers in return for brokerage and research services a higher commission than may be charged by other brokers and dealers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through brokers and dealers in a manner that will help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser reasonably believes to be equitable over time and consistent with its fiduciary obligations to each client account.

(d)      Except as permitted by applicable law, rule or regulation (including, but not limited to, Sections 10 and 17 of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the respective rules and regulations promulgated thereunder), including by exemptive order granted by the U.S. Securities and Exchange Commission (“SEC”), SEC interpretive release, and/or SEC staff no-action letter or other written guidance, the Sub-Adviser shall not, on behalf of the Fund Account, enter into any transaction wherein:

(i) during the existence of any underwriting or selling syndicate, an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as a principal underwriter;

(ii) an affiliated person of or principal underwriter for the Trust, or any affiliated person of such an affiliated person or principal underwriter, acts as principal; or

(iii) an affiliated person of the Trust, or any affiliated person of such an affiliated person, acts as agent or broker.

If the Sub-Adviser enters into any of the permissible affiliated transactions contemplated above, the Sub-Adviser shall comply with the Trust’s policies and procedures, as provided to the Sub-Adviser, in so doing. The Sub-Adviser acknowledges that, upon entering into this Agreement, it is an “investment adviser” of the Trust within the meaning of Section 2(a)(20)(B) of the 1940 Act, and therefore an “affiliated person” of the Trust within the meaning of Section 2(a)(3)(E) of the 1940 Act. The Sub-Adviser agrees that it will provide the Adviser with a written list of its affiliated persons, as contemplated by Schedule B hereto.

(e)      In furnishing services hereunder, to the extent prohibited by, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; or (iii) any successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties, so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)      The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder and any other applicable legal provisions, including the Advisers Act, the 1934 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), and the rules and regulations adopted thereunder from time to time, with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust. The Sub-Adviser agrees to keep confidential all records of the Trust and information relating to the Trust in accordance with (and subject to the exceptions set forth in) Section 14 hereof, unless the release of such records or information is otherwise consented to in writing by the Trust or the Adviser. The Trust and Adviser agree that such consent shall not be unreasonably withheld. For the avoidance of doubt, where the Sub-Adviser may be exposed to civil or criminal contempt proceedings, when required to divulge such information or record to duly constituted authorities, or when requested to divulge such information in the context of a regulatory examination or investigation being conducted by one of its regulators, such consent is deemed hereby given and the Sub-Adviser shall promptly inform the Trust and the Adviser of the disclosure of such information unless the Sub-Adviser is prohibited from so doing by law.

(g)      All transactions for the Fund Account will be consummated by delivery of assets to or from the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, and neither the Sub-Adviser nor its affiliated persons shall have possession or custody of Fund assets at any time. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser to the extent such instructions constitute willful misfeasance, bad faith or gross negligence, or breach of the Sub-Adviser’s duties or obligations hereunder.

(h)      The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule B attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)      The Adviser hereby acknowledges that the Sub-Adviser is not responsible for pricing portfolio securities for purposes of calculating the Fund’s net asset value. Notwithstanding the foregoing, in accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will timely assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information, or one or more price(s), for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the fair value thereof. The Sub-Adviser will maintain adequate records with respect to securities fair valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)      The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents. The Sub-Adviser’s (or its affiliate’s) Form 13F filed with the SEC shall include, to the extent applicable, the 13(f) securities held in the Fund Account.

(k)      As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser agrees to: (i) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws,” as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (iii) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to Sub-Adviser’s chief compliance officer (or his/her designee); and (iv) upon request, provide the Trust’s chief compliance officer with periodic reports.

(l)      The Sub-Adviser is permitted to use persons employed by an “affiliated person” (as defined in the 1940 Act) of the Sub-Adviser, each of whom shall be treated as an “associated person” of the Sub-Adviser (as defined in the Advisers Act) to assist in providing discretionary or non-discretionary investment advisory services under this Agreement to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act and Advisers Act, the rules thereunder, and relevant positions of the SEC and its staff. The Sub-Adviser will be responsible under this Agreement for any action taken by such person on behalf of the Sub-Adviser in assisting the Sub-Adviser under the Agreement to the same extent as if the Sub-Adviser had taken such action directly. All fees and/or other compensation payable to such an affiliated person shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such affiliated person. To the extent the Sub-Adviser utilizes the services of an affiliated person to provide, or assist in providing, discretionary investment advisory services under this Section 3(l), it will provide the Adviser and the Fund with 30 days’ prior written notice, which will include the identity of the affiliated person and such other information reasonably requested by the Adviser or the Fund.

(m)      The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action.

The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held by the Fund Account.

4.        Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of: (i) the 1940 Act and Advisers Act and the rules and regulations adopted under each; (ii) the CEA and the rules and regulations adopted thereunder; and (iii) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials.

5.        Proxies. Unless the Adviser gives written instructions to the contrary, the Sub-Adviser shall have discretionary authority to take any action with respect to the voting of shares or the execution of proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time, consistent with the Sub-Adviser’s obligations under Rule 206(4)-6 under the Advisers Act. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent, for which the Sub-Adviser will remain liable) all relevant proxy solicitation materials. The Sub-Adviser will report quarterly its voting records with respect to the Fund Account, identifying such voting records as voting records of the Fund, to enable the Fund to meet its disclosure requirement pursuant to Rule 30b1-4 under the 1940 Act. The Sub-Adviser represents and covenants that it has adopted written proxy voting policies and procedures, a copy of which has been provided to the Fund, in compliance with current applicable rules and regulations, including but not limited to Rule 206(4)-6 under the Advisers Act and any applicable guidance, and that it will provide to the Adviser as soon as practicable: (i) any proposed update of such policies and procedures; and (ii) such other information as is necessary to assist the Adviser in complying with Rule 206(4)-6 under the Advisers Act.

6.        Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.        Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule A. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust in accordance with Section 6 above. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.        Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.        Indemnification.

(a)      The Adviser shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all losses, claims, damages, liabilities and litigation (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of duty or obligations hereunder.

(b)      The Trust shall indemnify the Sub-Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of duty or obligations hereunder.

(c)      The Sub-Adviser shall indemnify the Adviser and any of its directors, officers, employees and affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of duty or obligations hereunder.

(d)      The Sub-Adviser shall indemnify the Trust and any of its trustees, officers, employees and affiliates for all Losses incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of duty or obligations hereunder.

(e)      The indemnification in this Section 9 shall survive the termination of this Agreement.

10.      Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)      The Trust is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder.

(b)      The Trust is registered as an investment company under the 1940 Act and the Fund, a series of the Trust, elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act of 1933, as amended.

(c)      The execution, delivery and performance by the Trust of this Agreement are within the Trust’s powers and have been duly authorized by all necessary action on the part of the Trust and the Board, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Trust of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under: (i) any provision of applicable law, rule or regulation; (ii) the Trust’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

(d)      The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

11.      Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)      The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)      The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.      Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)      The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of any material breach of this Agreement, if any representation under this Agreement becomes untrue or the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund. The Sub-Adviser further agrees to notify the Adviser or the Trust promptly if any statement regarding the Sub-Adviser contained in the Registration Statement with respect to the Fund, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

(b)      The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto. The Sub-Adviser will notify the Adviser promptly of any “Material Compliance Matter” (as defined in Rule 38a-1 under the 1940 Act). The Sub-Adviser will also notify the Adviser of any remedial actions that it takes in response to deficiency letters or similar communications from the SEC or another regulator.

(c)      The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser: (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall: (iii) promptly report to the Board in writing any material amendments to its code of ethics; (iv) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an “Access Person” under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (v) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and related records.

(d)      The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)      The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)      The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage from insurance providers that are in the business of regularly providing insurance coverage to investment advisers. In no event shall such coverage be less than $5,000,000. The Sub-Adviser shall upon request provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance. The Sub-Adviser shall provide written notice to the Adviser: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any claims in excess of twenty percent (20%) of the coverage amount will be made on one or more of its insurance policies.

(g)      The Sub-Adviser will not, in violation of applicable law or regulation, use any material non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliated persons or employees in providing investment advice or investment management services to the Fund.

(h)      The Sub-Adviser agrees that neither it, nor any of its affiliated persons, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliated persons in offering, marketing or other promotional materials without the express written consent of the Adviser. For the avoidance of doubt, the Sub-Adviser may identify itself as a sub-adviser of the Fund during the term of this Agreement, which such right terminating upon termination of this Agreement, and the Sub-Adviser may use the performance of the Fund Account in its composite performance.

(i)      The Sub-Adviser agrees to notify the Adviser, as soon as reasonably practicable, of trade errors made by the Sub-Adviser in connection with its management of the Fund.

(j)      The Sub-Adviser has reviewed the registration requirements of the CEA and the National Futures Association (“NFA”) relating to commodity trading advisors and is either appropriately registered with the Commodity Futures Trading Commission (“CFTC”) and a member of the NFA or exempt or excluded from CFTC registration requirements. If required by the CEA or the rules and regulations thereunder promulgated by the CFTC, the Sub-Adviser will provide the Fund with a copy of its most recent CFTC disclosure document or a written explanation of the reason why it is not required to deliver such a disclosure document.

(k)      The Sub-Adviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and can be implemented within a 24-hour time period. The Sub-Adviser shall notify the Adviser, as soon as practicable by telephone, email or such other method of prompt communication as may be available under the circumstances, of the occurrence of any event the Sub-Adviser determines has had a material impact on its operations and that requires the Sub-Adviser to implement any procedures under such plan.

(l)      The Sub-Adviser has administrative, technical and physical safeguards in place that comply with all laws and regulations applicable to the Sub-Adviser and meet or exceed the information security standards and practices that are commonly utilized by similarly sized managers in the asset management industry and, in the event the Sub-Adviser becomes aware of any actual or suspected network, system and/or data breach with respect to its infrastructure (including, but not limited to, a system intrusion, virus or malicious code attack, loss of data, data theft, unauthorized access to confidential information and/or nonpublic personal information, hacking incident or any acts of data ransom) that results in unauthorized access to and/or use by third parties of the confidential information of the Fund or the Adviser (each, a “Cybersecurity Breach”), the Sub-Adviser will immediately take appropriate steps to contain or mitigate the Cybersecurity Breach, and notify the Adviser and the Fund.

13.      Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.      Confidentiality. Subject to the duty of the Sub-Adviser, the Adviser and the Trust to comply with: (i) applicable law, rule or regulation, or a court order; or (ii) any demand of any government, regulatory or taxing authority having jurisdiction, or any self-regulatory organization, or (iii) the need to provide information to a third party to provide the services described in this Agreement, where such third party is subject to an obligation of confidentiality with respect to such information, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof. The Sub-Adviser shall take steps to ensure that the Fund’s portfolio holdings information is shared only with such persons that are subject to a duty of confidentiality and duty not to trade on such information, and that such persons comply with the confidentiality provisions of this Agreement. The provisions of this Section 14 shall survive any termination of this Agreement.

15.      Duration and Termination.

(a)      Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval by the Board, or by vote of a majority of the outstanding voting securities of the Funds, as applicable, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of those Trustees of the Trust who are not interested parties to this Agreement or “interested persons” (as defined within the meaning of Section 2(a)(19) of the 1940 Act) of any such party to this Agreement; and (ii) the Board, or by vote of a majority of the outstanding voting securities of the Fund, in accordance with all applicable provisions of the 1940 Act, and any applicable exemptive relief provided by the SEC.

(b)      This Agreement may be terminated at any time, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days’ written notice to the Sub-Adviser.

(c)      This Agreement may be terminated at any time, without the payment of any penalty, by the Adviser immediately upon written notice to the Sub-Adviser.

(d)      This Agreement shall terminate automatically in the event of its assignment by the Sub-Adviser, or upon the termination of the Advisory Agreement as it relates to the Fund.

(e)      This Agreement may be terminated at any time by the Sub-Adviser on ninety (90) days’ written notice to the Fund and the Adviser, but any such termination shall not affect the status, obligations, or liabilities of the Sub-Adviser to the Fund and the Adviser arising prior to termination.

16.      Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved: (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party; and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the approval is pursuant to an SEC order, no-action letter, rule or regulation permitting the Trust to modify the Agreement without a shareholder vote).

17.      Third-Party Beneficiaries. The only parties to this Agreement are the Trust, the Adviser and the Sub-Adviser, and the Trust and the Adviser are the only beneficiaries of the Sub-Adviser’s services hereunder. The parties do not intend for this Agreement to benefit any other persons including, without limitation, a record or beneficial owner of shares of the Fund.

18.      Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.      Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.      Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited to, Registration Statements and Fund fact sheets, regarding the provision of sub-advisory services by the Sub-Adviser, without the prior written consent of the Sub-Adviser. In addition the Adviser and the Trust may publish and distributed these and other marketing materials regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such materials the name and any trademark, service mark, symbol or logo of the Sub-Adviser, provided that the Adviser and the Trust shall obtain the prior written consent of the Sub-Adviser to any such materials to be published or otherwise distributed; Sub-Adviser shall not unreasonably withhold consent to such materials, and shall be deemed to have consented to such materials if it does not provide a written notice of objection within five (5) business days of receipt.

21.      No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation: (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.      Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.      Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.      Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to:

GuideStone Capital Management, LLC

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

Attn:      Melanie Childers, Vice President – Fund Operations

Email:   melanie.childers@guidestone.org

All notices provided to the Sub-Adviser will be sent to:

Parametric Portfolio Associates LLC

3600 Minnesota Drive, Suite 325

Minneapolis, Minnesota 55435

Attn:      Thomas Lee, Chief Investment Officer

Email:    tlee@paraport.com

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of November 18, 2020.1

GUIDESTONE FUNDS, on behalf of the series of the Trust listed on Schedule A

By:
Name:	John R. Jones
Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC

By:
Name:	David S. Spika
Title:	President

PARAMETRIC PORTFOLIO ASSOCIATES LLC

By:

Name:

Title:

1Original Agreement dated December 19, 2019.

 Amended and Restated May 18, 2020.

 Amended and Restated November 18, 2020.